HIOSCAR.COM Oscar Health, Inc. Second Quarter 2021 Earnings Presentation August 12, 2021

HIOSCAR.COM 2 Safe Harbor Statement and Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained herein are forward-looking statements. These statements include, but are not limited to, statements about our financial outlook and estimates, including direct policy premiums, medical loss ratio, administrative expense ratio and other financial performance, and the related underlying assumptions, our business and financial prospects, general and healthcare industry market conditions and trends, and our management’s plans and objectives for future operations, expectations and business strategy. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other similar expressions. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict and generally beyond our control. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, there are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: the impact of COVID-19 on global markets, economic conditions, the healthcare industry and our results of operations, and the response by governments and other third parties; our ability to retain and expand our member base; our ability to execute our growth strategy; our ability to maintain or enter into new partnerships or collaborations with healthcare industry participants; negative publicity, unfavorable shifts in perception of our digital platform or other member service channels; our ability to achieve and/or maintain profitability in the future; changes in federal or state laws or regulations, including changes with respect to the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010, as amended (collectively, the “ACA”) and any regulations enacted thereunder; our ability to accurately estimate our incurred claims expenses or effectively manage our claims costs or related administrative costs, including as a result of fluctuations in medical utilization rates due to the impact of COVID-19; our ability to comply with ongoing regulatory requirements and applicable performance standards, including as a result of our participation in government-sponsored programs, such as Medicare; changes or developments in the health insurance markets in the United States, including passage and implementation of a law to create a single-payer or government-run health insurance program; our ability to comply with applicable privacy, security, and data laws, regulations, and standards; our ability to maintain key in-network providers and good relations with the physicians, hospitals, and other providers within and outside our provider networks, or to arrange for the delivery of quality care; unfavorable or otherwise costly outcomes of lawsuits and claims that arise from the extensive laws and regulations to which we are subject; unanticipated results of risk adjustment programs; delays in our receipt of premiums; disruptions or challenges to our relationship with the Oscar Medical Group; cyber-security breaches of our and our partners’ information and technology systems; unanticipated changes in population morbidity and large-scale changes in health care utilization; and the other factors set forth under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, filed with the Securities and Exchange Commission (“SEC”), and our other filings with the SEC. You are cautioned not to place undue reliance on any forward-looking statements made in this presentation. Any forward-looking statement speaks only as of the date as of which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New factors emerge from time to time, and it is not possible for us to predict which will arise. This presentation presents Adjusted EBITDA, a non-GAAP financial metric, which is provided as a complement to the results provided in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of such non-GAAP financial information to the most directly comparable GAAP financial measure is provided at the end of this presentation.

HIOSCAR.COM 3 Continued Strong YoY Membership Growth in 2Q21 ● Total quarter end membership increased 35% YoY to 563,100 in 2Q21 from 417,500 in 2Q20 ● Membership growth was primarily driven by growth in the Individual book of business during the Open Enrollment and Special Enrollment Periods, as well as Medicare Advantage and Cigna + Oscar growth Total Membership +35%

HIOSCAR.COM 4 44% Premium Growth Continues to Exceed Membership Growth ● Direct and Assumed Policy Premiums increased 45% YoY driven by membership growth and business mix shift to higher premium Silver and MA plans Direct and Assumed Policy Premiums (millions) +45%

HIOSCAR.COM 5 2Q21 Premiums Earned Up ~5x, Driven by Membership, Risk Adjustment, and Lower Quota Share Premiums Earned (millions) 2Q21 Premiums Walk (millions) 332% Quota Share as % of Premiums before Ceded: 76% 33% +364% ($196M)

HIOSCAR.COM 6 2Q21 Quota Share Cessation Rate Sits at 33% ● We've further reduced our use of quota share reinsurance ● Quota share cession rate was 33% in 2Q21, compared with 43% in 1Q21, 77% in FY20 and 55% in FY19 Quota Share as % of Premiums before Ceded Reinsurance

2Q21 and 1H21 MLR Impacted by COVID-19 Variance

2Q21 MLR

- 2Q21 MLR of 82.4% driven higher YoY due to significant COVID-19 driven deferral of care in 2Q20
- Direct COVID-19 costs of ~$35M or ~500bps
- Non-COVID-19 utilization slightly above baseline in 2Q21
- Pre-2021 PPD of $34M in 2Q21

1H21 MLR

- 1H21 MLR of 78.7% driven higher YoY due to significant COVID-19 driven deferral of care in 2Q20
- Direct COVID-19 costs of ~$80M or ~600bps
- Non-COVID-19 utilization around baseline in 1H21
- Pre-2021 PPD of $37M in 1H21

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HIOSCAR.COM 8 2Q21 and 1H21 Admin Ratio Meaningfully Improved ● 2Q21 InsuranceCo Administrative Expense Ratio of 19.8% decreased ~330bps YoY ● Decrease driven by increased operating leverage from higher revenue, scale efficiencies from our technology stack, and the repeal of the HIF 2Q21 InsuranceCo Admin Ratio ● 1H21 InsuranceCo Administrative Expense Ratio of 19.8% decreased ~350bps YoY ● Decrease driven by operating leverage from higher revenue, scale efficiencies from our technology stack, and the repeal of the HIF 1H21 InsuranceCo Admin Ratio

HIOSCAR.COM 9 2Q21 Combined Ratio Driven Higher by COVID-19 Impact 2Q21 Combined Ratio 1H21 Combined Ratio ● 1H21 InsuranceCo Combined Ratio of 98.5% reflects consolidated profit across the insurance subsidiaries ● Increase YoY driven by MLR changes including significantly depressed utilization from COVID-19 in 2Q20 and higher COVID-19 costs as well as non-COVID utilization in 1H21 ● The increase was partially offset by favorable Admin Ratio impacts including operating leverage, scale efficiencies, and HIF removal ● 2Q21 InsuranceCo Combined Ratio of 102.2%, reflecting the sum of the MLR and the InsuranceCo Administrative Expense Ratio ● The same effects that drove the MLR higher YoY, including significantly depressed utilization in 2Q20 and the Administrative Expense Ratio lower YoY, including operating leverage and tech-driven scale efficiencies impacted the Combined Ratio

HIOSCAR.COM 10 2Q21 Adj. EBITDA Loss Increased due to COVID-19 Variance 2Q21 Adjusted EBITDA 1H21 Adjusted EBITDA ● 1H21 Adjusted EBITDA loss of ($77M) decreased $38M YoY ● Improvement YoY driven by overall higher membership and premium volume, improved Administrative Expense Ratio, and lower quota share impact ● Higher MLR and increased administrative costs related to being a public company partially offset the YoY improvements ● 2Q21 Adjusted EBITDA loss of ($50M) increased $22M YoY ● Increase YoY driven by the significantly depressed non-COVID-19 utilization in 2Q20 and higher administrative costs related to public company infrastructure ● The increases were partially offset by overall higher membership and premium volume, an improved Administrative Expense Ratio, and lower quota share impact

HIOSCAR.COM 11 Full-Year 2021 Outlook Low Direct & Assumed Policy Premiums $3,200M Medical Loss Ratio 85.0% InsuranceCo Admin Ratio 21% Combined Ratio 107% High $3,300M 87.0% 22% 109% Adjusted EBITDA(1) ($380M) ($350M) (1) Oscar has not provided a quantitative reconciliation of forecasted Adjusted EBITDA to forecasted GAAP net loss within this presentation because Oscar is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence. These items include, but are not limited to, stock-based compensation expense. These items, which could materially affect the computation of forecasted GAAP net loss, are inherently uncertain and depend on various factors, some of which are outside of Oscar’s control. As such, any associated estimate and its impact on GAAP net loss could vary materially. For more information regarding Adjusted EBITDA, please see “Key Operating and Non-GAAP Metrics” in our press release announcing our results for the three months ended June 30, 2021.

HIOSCAR.COM 12 Appendix: Adjusted EBITDA GAAP Reconciliation June 30, 2021* June 30, 2020* Net loss $ (73,068) $ (40,944) Interest expense 228 - Income tax expense 589 1,593 Depreciation and amortization 3,587 2,521 Stock-based compensation/warrant expense 18,273 8,009 Adjusted EBITDA $ (50,391) $ (28,821) Three Months Ended *(in thousands)

HIOSCAR.COM 13 Appendix: Adjusted EBITDA GAAP Reconciliation June 30, 2021* June 30, 2020* Net loss $ (160,439) $ (137,823) Interest expense 3,925 - Income tax expense 1,554 2,524 Depreciation and amortization 6,990 5,065 Stock-based compensation/warrant expense 50,244 15,245 Other non-recurring items 21,076 - Adjusted EBITDA $ (76,650) $ (114,989) Six Months Ended *(in thousands)